UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REPLIGEN CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! REPLIGEN CORPORATION 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET REPLIGEN CORPORATION 41 SEYON STREET BUILDING 1, SUITE 100 WALTHAM, MA 02453 D78318-P66253 You invested in REPLIGEN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Get informed before you vote View the Notice of 2022 Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 26, 2022 8:00 am ET www.virtualshareholdermeeting.com/RGEN2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Tony J. Hunt For 1b. Karen A. Dawes For 1c. Nicolas M. Barthelemy For 1d. Carrie Eglinton Manner For 1e. Rohin Mhatre, Ph.D. For 1f. Glenn P. Muir For 2. Ratification of the selection of Ernst & Young LLP as Repligen Corporation’s independent registered public accounting firm for the fiscal year 2022. For 3. Advisory vote to approve the compensation paid to Repligen Corporation’s named executive officers. For NOTE: The Board will consider and act upon any other business which may properly come before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D78319-P66253